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      EXHIBIT 23.2      CONSENT OF MONROE SHINE & COMPANY, INC.





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Exhibit 23.2








                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement on Form S-8 of First Capital, Inc. of our report, dated July 22, 1999, included and incorporated by reference in the Annual Report on Form 10-KSB of First Capital, Inc. for the year ended June 30, 1999.



/s/ Monroe Shine & Co., Inc.

Monroe Shine & Co., Inc.
New Albany, Indiana

February 1, 2000